Exhibit 10.2





October 24, 2003



To those on the attached distribution list


Re: Pep Boys Synthetic Lease Facility

Dear Ladies and Gentlemen,

For purposes of this consent letter (the "Consent Letter"), capitalized terms used in this Consent Letter and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of August 1, 2003 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") by and among The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation, The Pep Boys Manny Moe & Jack of California, a California corporation and Pep Boys - Manny, Moe & Jack of Delaware, Inc., a Delaware corporation (jointly and severally, the "Lessee"); The Pep Boys - Manny, Moe & Jack and the various parties thereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A thereto, individually, a "Guarantor" and collectively, the "Guarantors"); Wachovia Development Corporation, a North Carolina corporation, (the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties thereto from time to time as lenders (subject to the definition of Lenders in Appendix A thereto, individually, a "Lender" and collectively, the "Lenders"); and Wachovia Bank, National Association, a national banking association, as the agent for the Lessor and the Lenders and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"). The Rules of Usage set forth in Appendix A to the Participation Agreement shall apply herein.

Pursuant to Section 28.1 of the Lease, the Agent, with the acknowledgement, agreement and consent of the Majority Secured Parties as set forth on the signature pages of this Consent Letter, consents to the changes in the Incorporated Representations and Warranties, Incorporated Covenants and Additional Incorporated Terms set forth in the Amendment No. 1 to Amended and Restated Loan and Security Agreement substantially in the form attached hereto as Exhibit A (the "Lessee Credit Agreement Amendment No. 1"), provided, this Consent Letter shall not be effective until waiver or satisfaction of each of the conditions precedent set forth herein.


Each Credit Party hereby jointly and severally represents, warrants and covenants with and to each Financing Party, as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Operative Agreements (certain capitalized terms used herein and not otherwise defined herein or in Appendix A to the Participation Agreement are Additional Incorporated Terms and are incorporated herein from the Lessee Credit Agreement in accordance with the incorporation provisions set forth in Section 28.1 of the Lease):

        As of the date of any Credit Party entering into the GE Capital Trade Payables Agreement (as defined in the Lessee Credit Agreement Amendment No. 1) and after giving effect to such transaction, the aggregate amount of outstanding Exempted Debt represented by such transaction, when aggregated with all other outstanding Exempted Debt, shall not exceed the Exempted Debt Limit, and such transaction is and shall be in compliance with the terms and conditions set forth in the Pep Boys Indentures.

        This Consent Letter and each other agreement or instrument to be executed and delivered by any Credit Party hereunder has been duly executed and delivered by such Credit Party and is in full force and effect, and the agreements and obligations of each Credit Party contained herein and therein constitute legal, valid and binding obligations of each Credit Party enforceable against each Credit Party in accordance with their terms.

        Neither the execution and delivery of the GE Capital Trade Payables Agreement, nor the consummation of the transactions contemplated by the GE Capital Trade Payables Agreement, nor compliance with the provisions of the GE Capital Trade Payables Agreement or instruments thereunder shall result in (i) the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Agent and other Financing Parties or (ii) the incurrence, creation, assumption of any Indebtedness of any Credit Party, except as expressly permitted under Section 9.9 of the Lessee Credit Agreement (after giving effect to this Consent Letter and the Lessee Credit Agreement Amendment No. 1) and by the other Financing Agreements (as defined in Lessee Credit Agreement Amendment No. 1).

        No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions contemplated in respect of the GE Capital Trade Payables Agreement, and no governmental or other action or proceeding has been threatened or commenced in the United States of America, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the GE Capital Trade Payables Agreement. Neither the execution and delivery of the GE Capital Trade Payables Agreement, nor the consummation of the transactions contemplated by the GE Capital Trade Payables Agreement, nor compliance with the provisions thereof, shall violate any Federal or state securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in respect or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, or other material mortgage, agreement, instrument or undertaking to which any Credit Party is a party or may be bound, or violate any provision of the organizational documents of any Credit Party.


The effectiveness of the amendments and consents set forth in this Consent Agreement shall be subject to the satisfaction of each of the following conditions precedent:

        Agent shall have received an executed original or executed original counterparts of this Consent Letter (as the case may be), duly authorized, executed and delivered by the respective parties hereto;

        Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments, releases, terminations and such other documents and agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect Agent's and the Financing Parties' security interests in and liens upon the Collateral;

        Agent shall have received a true and complete copy of the GE Capital Trade Payables Agreement, substantially identical to the form of GE Capital Trade Payables Agreement attached as Exhibit A to the Lessee Credit Agreement Amendment No. 1;

        The Lessee Credit Agreement Amendment No. 1 shall have been duly authorized, executed and delivered by each party thereto and shall be in full force and effect and all of the conditions precedent set forth therein shall have been fully satisfied or waived; and

        The GE Capital Trade Payables Agreement shall have been duly authorized, executed and delivered by each Credit Party and is in full force and effect.

Except as expressly referenced herein, this Consent Letter shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Operative Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to create a course of dealing or otherwise entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Operative Agreement in similar or different circumstances in the future.

The Credit Parties hereby represent and warrant that (i) the representations and warranties contained in Section 6.2 of the Participation Agreement are true and accurate as of the date hereof as if made on the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists, or would result from the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iii) each Operative Agreement to which such Person is a party remains in full force and effect with respect to it, and (iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty or Condemnation.

In consideration of entering into this Consent Letter, the Credit Parties release each Financing Party and each Financing Party's respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Operative Agreement on or prior to the date hereof.

The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Consent Letter, including without limitation the reasonable fees and expenses of Moore &
Van Allen PLLC.

THIS CONSENT LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS).

This Consent Letter may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.



[The remainder of this page has been intentionally left blank.]


Best regards,

/s/WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent

ACKNOWLEDGED, AGREED AND CONSENTED TO:

/s/THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation, as a Lessee /s/THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA, a California corporation, as a Lessee
/s/PEP BOYS - MANNY, MOE & JACK OF DELAWARE, Inc., a Delaware corporation, as a Lessee
/s/THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation, as a
Guarantor
/s/PEP BOYS - MANNY, MOE & JACK OF PUERTO RICO, INC., as a Guarantor
/s/PBY CORPORATION, as a Guarantor
/s/CARRUS SUPPLY CORPORATION, as a Guarantor

/s/WACHOVIA DEVELOPMENT CORPORATION, as the Lessor and the Borrower /s/WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
/s/WACHOVIA CAPITAL INVESTMENTS, INC., as a Lender
/s/WELLS FARGO FOOTHILL, LLC, as a Lender
/s/WHITEHALL BUSINESS CREDIT CORPORATION, as a Lender
/s/THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender
/s/GE CAPITAL CORPORATION, as a Lender
/s/RZB FINANCE LLC, as a Lender
/s/GMAC COMMERCIAL FINANCE LLC, as a Lender
/s/LASALLE BUSINESS CREDIT LLC, as a Lender
/s/PNC BANK, NATIONAL ASSOCIATION, as a Lender
/s/UPS CAPITAL CORPORATION, as a Lender
/s/SIEMENS FINANCIAL SERVICES, INC., as a Lender
/s/ORIX FINANCIAL SERVICES, INC., as a Lender



Distribution List

THE PEP BOYS - MANNY, MOE & JACK

THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA

PEP BOYS - MANNY, MOE & JACK OF DELAWARE

THE PEP BOYS - MANNY, MOE & JACK

PEP BOYS - MANNY, MOE & JACK OF PUERTO RICO, INC.

PBY CORPORATION

CARRUS SUPPLY CORPORATION

WACHOVIA DEVELOPMENT CORPORATION

WACHOVIA BANK, NATIONAL ASSOCIATION,

WACHOVIA CAPITAL INVESTMENTS, INC.

WELLS FARGO FOOTHILL, LLC

WHITEHALL BUSINESS CREDIT CORPORATION

THE CIT GROUP/BUSINESS CREDIT, INC.

GE CAPITAL CORPORATION

RZB FINANCE LLC

GMAC COMMERCIAL FINANCE LLC

LASALLE BUSINESS CREDIT LLC

PNC BANK, NATIONAL ASSOCIATION

UPS CAPITAL CORPORATION

SIEMENS FINANCIAL SERVICES, INC.

ORIX FINANCIAL SERVICES, INC.


EXHIBIT A

[Amendment No. 1 to Amended and Restated Loan and Security Agreement and the Exhibits thereto]